UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 2, 2016

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Executive Compensation

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2016, on February 23, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of TETRA Technologies, Inc. (the “Company”), at the request of Company management, approved reductions in the base annual salaries of certain officers of the Company, including certain of the officers who were identified as named executive officers in the Company’s 2016 proxy statement (the “Initial Reductions”). Such Initial Reductions commenced on March 5, 2016 and were expected to continue through August 5, 2016, unless extended by the Compensation Committee. The effect of such Initial Reductions is to reduce their respective annual base salaries by ten percent (10%) for the six-month period from February 6, 2016 (the first date that the general salary and wage reductions became effective) through August 5, 2016.

On May 2, 2016, the Compensation Committee determined that additional 10% reductions in the base annual salaries of certain officers of the Company, including certain of the officers who were identified as named executive officers in the Company’s 2016 proxy statement, would commence on May 14, 2016 (the “Second Reductions”). The Second Reductions will be in effect through September 30, 2016. The following table sets forth the reduced base salaries effective for of the officers who were identified as named executive officers in the Company’s 2016 proxy statement following commencement of the Second Reductions.

Named Executive Officer	Title	Current Reduced Annual Base Salary	New Annual Base Salary Following Second Reductions	Percentage of Second Reductions
Stuart M. Brightman	President & Chief Executive Officer	$562,499	$506,249	10%
Elijio V. Serrano	Sr. Vice President & Chief Financial Officer	$370,431	$333,388	10%
Joseph Elkhoury	Sr. Vice President & Chief Operating Officer	$405,000	$364,500	10%
Peter J. Pintar	Sr. Vice President	$333,216	$299,894	10%
Bass C. Wallace, Jr.	Sr. Vice President & General Counsel	$292,032	$262,829	10%

In addition to the wage and salary reductions, effective May 8, 2016 for nonexempt employees and May 14, 2016 for exempt employees, the Company will suspend its matching contributions to participants under the Company’s 401(k) Retirement Plan (the “401(k) Plan”). The suspension of the 401(k) Plan matching contributions is expected to remain in effect for the remainder of fiscal year 2016. As of December 31, 2015, approximately 96% of all eligible employees were participating in the 401(k) Plan, including the executive officers named above.

In order to align the compensation of our board members with employee wage and salary reductions, the non-employee directors of the Company previously agreed to a 10% reduction in their annual cash retainers and meeting fees, commencing on March 1, 2016. On May 3, 2016, the non-employee directors voluntarily agreed to an additional 10% reduction in their annual cash retainers and meeting fees for a period of six months. Commencing May 1, 2016 and ending on September 30, 2016, (i) the annual cash retainer paid to the Company’s non-employee directors (other than the Chairman of the Board of Directors) will be $40,500, (ii) the annual cash retainer paid to the chairman of the Audit Committee will be $12,150, (iii) the annual cash retainer paid to each of the chairman of the Compensation Committee and the Nominating and Corporate Governance Committee will be $8,100, and (iv) the board and committee meeting attendance fee will be $1,215. The Chairman of the Board of Directors, who does not receive board and committee meeting attendance fees, also voluntarily agreed to an additional 10% reduction in his annual cash retainer, from $118,800, to $106,920.

Approval of Third Amended and Restated 2011 Long Term Incentive Compensation Plan

(e) On May 3, 2016, at the Company’s annual meeting of stockholders, the stockholders approved the amendment and restatement of the Company’s Second Amended and Restated 2011 Long Term Incentive Compensation Plan. A copy of the Third Amended and Restated 2011 Long Term Incentive Compensation Plan (the

“Third Amended and Restated Plan”) is attached as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

The principal change made in the Third Amended and Restated Plan was to increase the number of shares authorized for issuance under the plan by 5,400,000 shares, from 5,600,000 shares to 11,000,000 shares.

A description of the Third Amended and Restated Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the annual meeting that was filed with the Securities and Exchange Commission on March 18, 2016 (the “Proxy Statement”) in the section entitled “PROPOSAL NO. 5 Approval of the Amendment and Restatement of our Second Amended and Restated 2011 Long Term Incentive Compensation Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the Plan,” which description is incorporated in its entirety in this Item 5.02 by reference. The description is qualified in its entirety by reference to the Third Amended and Restated Plan attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Company’s annual meeting of stockholders was held on May 3, 2016.

(b)    The following matters were voted upon by the stockholders of the Company at its 2016 annual meeting of stockholders:

(i)	Item 1 - the election of nine members to the Company’s Board of Directors;

(ii)	Item 2 - the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

(iii)	Item 3 - to conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;
(iv) Item 4 - the amendment of our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000; and
(v) Item 5 - the amendment and restatement of our Second Amended and Restated 2011 Long Term Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance thereunder.

The proposals are described in detail in the Company’s Proxy Statement.

Item 1 - Election of Directors - the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	66,795,748	1,112,741	6,242,997
Thomas R. Bates, Jr.	66,505,914	1,402,575	6,242,997
Stuart M. Brightman	66,789,573	1,118,916	6,242,997
Paul D. Coombs	66,470,121	1,438,368	6,242,997
John F. Glick	66,585,170	1,323,319	6,242,997
Stephen A. Snider	66,808,248	1,100,241	6,242,997
William D. Sullivan	66,611,085	1,297,404	6,242,997
Kenneth E. White, Jr.	66,569,204	1,339,285	6,242,997
Joseph C. Winkler III	66,811,302	1,097,187	6,242,997

As previously disclosed in the Company’s Proxy Statement, which was filed with the SEC on March 18, 2016, in connection with the Company’s annual meeting of stockholders, Ralph C. Cunningham retired from the Board of Directors upon expiration of his term as director at the annual meeting. Immediately following the annual meeting, the Company’s Board of Directors decreased the size of the board to nine members.

Item 2 - Ratification of Auditors - the stockholders approved the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2016. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
73,913,547	186,515	51,424

Item 3 - Advisory Vote to Approve the Compensation of Named Executive Officers - the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Company's proxy statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,521,379	20,350,611	36,499	6,242,997

Item 4 - Amendment of Restated Certificate of Incorporation - the stockholders approved increasing the number of authorized shares of common stock from 100,000,000 to 150,000,000 with the following votes:

Votes For	Votes Against	Votes Abstained
73,404,207	677,147	70,132

Item 5 - Amendment and restatement of our Second Amended and Restated 2011 Long Term Incentive Compensation Plan - the stockholders approved increasing the number of shares of common stock authorized for issuance under the plan with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
65,589,097	2,269,774	49,618	6,242,997

Item 7.01. Regulation FD Disclosure.

Following the May 3, 2016 annual meeting of stockholders, William D. Sullivan was reappointed as Chairman of the Board of Directors. In addition, the committees of the Board of Directors were reconstituted as follows:

Audit Committee:
Mark E. Baldwin, Chairman
Paul D. Coombs
Kenneth E. White, Jr.
Joseph C. Winkler III

Compensation Committee:
Thomas R. Bates, Jr., Chairman
John F. Glick
Kenneth E. White, Jr.
Stephen A. Snider

Nominating and Corporate Governance Committee:
John F. Glick, Chairman
Paul D. Coombs
Stephen A. Snider

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Third Amended and Restated 2011 Long Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: May 6, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amended and Restated 2011 Long Term Incentive Compensation Plan